Exhibit 21

Level 3 Communications, Inc.
Subsidiaries of the Registrant

Entity Name	Jurisdiction	Country
650 Townsend Facility Company, LLC	California	United States
ACME Grating Ventures, L.L.C.	Delaware	United States
Ameritel Management, Inc.	British Columbia	Canada
AmSoft Information Services Limited	Mauritius	Mauritius
Broadwing Communications, LLC	Delaware	United States
Broadwing, LLC	Delaware	United States
BTE Equipment, LLC	Delaware	United States
CCC Canada Holding, Inc.	Delaware	United States
Central Host, Inc.	California	United States
Continental Holdings Inc.	Wyoming	United States
Continental Level 3, Inc.	Delaware	United States
Continental Mineral Sales, Inc.	Delaware	United States
Corvis Canada Inc.	Federally Chartered	Canada
Corvis Gratings Company	Nova Scotia	Canada
Eldorado Acquisition Two, Inc.	Delaware	United States
Fibernet UK Limited	United Kingdom	United Kingdom
Front Range Insurance Company, Inc.	Hawaii	United States
FTV Communications, LLC	Delaware	United States
GC Impsat Holdings I Limited	United Kingdom	United Kingdom
GC Impsat Holdings II Limited	United Kingdom	United Kingdom
GC Pan European Crossing UK Limited	United Kingdom	United Kingdom
GC SAC Argentina S.R.L.	Argentina	Argentina
Global Crossing (Bidco) Limited	United Kingdom	United Kingdom
Global Crossing Americas Solutions Inc.	Delaware	United States
Global Crossing International Networks Ltd.	Bermuda	Bermuda
Global Crossing International, Ltd.	Bermuda	Bermuda
Global Crossing Local Services, Inc.	Michigan	United States
Global Crossing North America, Inc.	New York	United States
Global Crossing North American Holdings, Inc.	Delaware	United States
Global Crossing Telecommunications, Inc.	Michigan	United States
Global Crossing Telecommunications-Canada, Ltd.	Federally Chartered	Canada
Global Crossing Telemanagement VA, LLC	Virginia	United States
Impsat Fiber Networks, Inc	Delaware	United States
IP Networks, Inc.	Delaware	United States
KMI Continental Lignite, Inc.	Delaware	United States
Legend Circle Holdings, Inc.	Delaware	United States
Level 3 Argentina, S.A.	Argentina	Argentina
Level 3 Asia, Inc.	Delaware	United States
Level 3 CDN Hong Kong Limited	Hong Kong	Hong Kong
Level 3 CDN International, Inc.	Delaware	United States

Level 3 Chile S.A.	Chile	Chile
Level 3 Colombia S.A.	Colombia	Colombia
Level 3 Communications (Asia Pacific) Limited	Hong Kong	Hong Kong
Level 3 Communications (Austria) Limited	United Kingdom	United Kingdom
Level 3 Communications (IMPSAT) Nederland B.V.	Netherlands	Netherlands
Level 3 Communications (Ireland) Limited	Ireland	Ireland
Level 3 Communications A.B.	Sweden	Sweden
Level 3 Communications ApS	Denmark	Denmark
Level 3 Communications Australia Pty Ltd	Australia	Australia
Level 3 Communications Austria GmbH	Austria	Austria
Level 3 Communications Canada Co.	Nova Scotia	Canada
Level 3 Communications EOOD	Bulgaria	Bulgaria
Level 3 Communications Espaňa S.A.	Spain	Spain
Level 3 Communications Estonia OÜ	Estonia	Estonia
Level 3 Communications Europe Limited	United Kingdom	United Kingdom
Level 3 Communications France SARL	France	France
Level 3 Communications GmbH	Germany	Germany
Level 3 Communications Hong Kong Limited	Hong Kong	Hong Kong
Level 3 Communications Iceland ehf.	Iceland	Iceland
Level 3 Communications Italia S.R.L.	Italy	Italy
Level 3 Communications Japan KK	Japan	Japan
Level 3 Communications Kft	Hungary	Hungary
Level 3 Communications Limited	Ireland	Ireland
Level 3 Communications Limited	United Kingdom	United Kingdom
Level 3 Communications of Virginia, Inc.	Virginia	United States
Level 3 Communications Oy	Finland	Finland
Level 3 Communications PEC Ireland Limited	Ireland	Ireland
Level 3 Communications PEC Luxembourg I S.á.r.l.	Luxembourg	Luxembourg
Level 3 Communications PEC Luxembourg II S.á.r.l.	Luxembourg	Luxembourg
Level 3 Communications PEC Services
Europe Limited	Ireland	Ireland
Level 3 Communications PEC Services
Ireland Limited	Ireland	Ireland
Level 3 Communications PEC Telekomünikasyon
Hizmetleri Limited Şirketi	Turkey	Turkey
Level 3 Communications PEC Ukraine LLC	Ukraine	Ukraine
Level 3 Communications RS d.o.o.	Serbia	Serbia
Level 3 Communications S.A.	Belgium	Belgium
Level 3 Communications S.R.L.	Romania	Romania
Level 3 Communications s.r.o.	Czech Republic	Czech Republic
Level 3 Communications Singapore Pte. Ltd.	Singapore	Singapore
Level 3 Communications South Africa (Pty) Limited	South Africa	South Africa
Level 3 Communications Sp. z o. o.	Poland	Poland
Level 3 Communications spol. s.r.o.	Slovakia	Slovak Republic
Level 3 Communications St. Croix, Inc.	Virgin Islands	United States

Level 3 Communications Switzerland AG	Switzerland	Switzerland
Level 3 Communications UK Limited	United Kingdom	United Kingdom
Level 3 Communications, B.V.	Netherlands	Netherlands
Level 3 Communications, Inc.	Delaware	United States
Level 3 Communications, LLC	Delaware	United States
Level 3 Comunicacoes do Brasil Ltda.	Brazil	Brazil
Level 3 Ecuador LVLT S.A.	Ecuador	Ecuador
Level 3 Enhanced Services, LLC	Delaware	United States
Level 3 EON, LLC	Delaware	United States
Level 3 Europe B.V.	Netherlands	Netherlands
Level 3 Financing, Inc.	Delaware	United States
Level 3 GC Limited	Bermuda	Bermuda
Level 3 Holdings, B.V.	Netherlands	Netherlands
Level 3 Holdings, Inc.	Delaware	United States
Level 3 International Services, Inc.	Delaware	United States
Level 3 International, Inc.	Delaware	United States
Level 3 Komunikacijske Usluge d.o.o.	Croatia	Croatia
(doing business as: Hrvatska)
Level 3 Latin American Solutions, LLC	Delaware	United States
Level 3 Mexico II, S. de R.L. de C.V.	Mexico	Mexico
Level 3 Mexico Landing S. de R.L.	Mexico	Mexico
Level 3 Mexico Servicios, S. de R. L. de C. V.	Mexico	Mexico
Level 3 Mexico, S. de R.L. de C.V.	Mexico	Mexico
Level 3 Panama, Inc.	Panama	Panama
Level 3 Participacoes e Comercial Ltd.	Brazil	Brazil
Level 3 PEC Norge AS	Norway	Norway
Level 3 Peru S.A.	Peru	Peru
Level 3 telekomunikacijske d.o.o.	Slovenia	Slovenia
Level 3 Venezuela S.A.	Venezuela	Venezuela
Level Three Communications Costa Rica, S.R.L.	Costa Rica	Costa Rica
Level Three Communications Israel Ltd.	Israel	Israel
Level Three Communications Kenya Limited	Kenya	Kenya
Level 3 Communications S.a.r.l.	Luxembourg	Luxembourg
OOO "Level 3 Communications"	Russian Federation	Russian Federation
SAC Brasil Comunicações Ltda.	Brazil	Brazil
SAC Brasil Holding Ltda.	Brazil	Brazil
SAC Peru S.R.L.	Peru	Peru
TelCove of Pennsylvania, LLC	Delaware	United States
TelCove Operations, LLC	Delaware	United States
The IRC Company, Inc.	Delaware	United States
Level 3 Telecom Data Services, LLC	Delaware	United States
Level 3 Telecom Holdings II, LLC	Delaware	United States
Level 3 Telecom Holdings, LLC	Delaware	United States
Level 3 Telecom, LP	Delaware	United States
Level 3 Telecom Management Co. LLC	Delaware	United States

Level 3 Telecom of Alabama, LLC	Delaware	United States
Level 3 Telecom of Arizona, LLC	Delaware	United States
Level 3 Telecom of Arkansas, LLC	Delaware	United States
Level 3 Telecom of California, LP	Delaware	United States
Level 3 Telecom of Colorado, LLC	Delaware	United States
Level 3 Telecom of D.C., LLC	Delaware	United States
Level 3 Telecom of Florida, LP	Delaware	United States
Level 3 Telecom of Georgia, LP	Delaware	United States
Level 3 Telecom of Hawaii, LP	Delaware	United States
Level 3 Telecom of Idaho, LLC	Delaware	United States
Level 3 Telecom of Illinois, LLC	Delaware	United States
Level 3 Telecom of Indiana, LP	Delaware	United States
Level 3 Telecom of Iowa, LLC	Delaware	United States
Level 3 Telecom of Kansas City, LLC	Delaware	United States
Level 3 Telecom of Kentucky, LLC	Delaware	United States
Level 3 Telecom of Louisiana, LLC	Delaware	United States
Level 3 Telecom of Maryland, LLC	Delaware	United States
Level 3 Telecom of Minnesota, LLC	Delaware	United States
Level 3 Telecom of Mississippi, LLC	Delaware	United States
Level 3 Telecom of Nevada, LLC	Delaware	United States
Level 3 Telecom of New Jersey, LP	Delaware	United States
Level 3 Telecom of New Mexico, LLC	Delaware	United States
Level 3 Telecom of New York, LP	Delaware	United States
Level 3 Telecom of North Carolina, LP	Delaware	United States
Level 3 Telecom of Ohio, LLC	Delaware	United States
Level 3 Telecom of Oklahoma, LLC	Delaware	United States
Level 3 Telecom of Oregon, LLC	Delaware	United States
Level 3 Telecom of South Carolina, LLC	Delaware	United States
Level 3 Telecom of Tennessee, LLC	Delaware	United States
Level 3 Telecom of Texas, LLC	Delaware	United States
Level 3 Telecom of Utah, LLC	Delaware	United States
Level 3 Telecom of Virginia, LLC	Virginia	United States
Level 3 Telecom of Washington, LLC	Delaware	United States
Level 3 Telecom of Wisconsin, LP	Delaware	United States
Level 3 Telecom, LLC	Delaware	United States
Vyvx, LLC	Delaware	United States
Williams Communicaciones Chile Limitada	Chile	Chile
WilTel Communications (Cayman) Limited	Cayman Islands	Cayman Islands
WilTel Communications Network, Inc.	New Brunswick	Canada
WilTel Communications Pty Limited	New South Wales	Australia
WilTel Communications, LLC	Delaware	United States
WilTel International Telecom (Chile) Limited	Cayman Islands	Cayman Islands
XCOM Technologies of New York, Inc.	New York	United States
Xspedius Management Co. International, LLC	Delaware	United States